SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]      Confidential, for use of the Commission only as permitted by Rule 14a-6
         (e)(2)

                                DCAP GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee  computed on table below per Exchange  Act Rules  14a-6(i)(1)  and
       0-11.

         1)  Title of each class of securities to which transaction applies:

             not applicable
             -------------------------------------------------------------------

         2)  Aggregate number of securities to which transaction applies:

             not applicable
             -------------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

             not applicable
             -------------------------------------------------------------------

         4)  Proposed maximum aggregate value of transaction:

             not applicable
             -------------------------------------------------------------------

         5)  Total fee paid:

             not applicable
             ------------------------------------------------------------------

         [ ] Fee paid previously with preliminary materials:

             -------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)    Amount previously paid:

                ----------------------------------------------------------------

          2)    Form, Schedule or Registration Statement no.:

                ----------------------------------------------------------------

          3)    Filing Party:

                ----------------------------------------------------------------

          4)    Date Filed:

                ----------------------------------------------------------------

                                DCAP GROUP, INC.
                                  1158 Broadway
                             Hewlett, New York 11557


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 30, 2003


To the Stockholders of DCAP Group, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of DCAP Group, Inc., a Delaware corporation, will be held on October 30, 2003 at The Financial Center at Mitchel Field, 90 Merrick Avenue, 9th Floor, East Meadow, New York 11554, at 10:00 a.m., for the following purposes:

     1. To elect four directors for the coming year.

     2. To approve a proposal to authorize our Board of Directors to effect a reverse stock split if determined necessary in its sole discretion.

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on September 23, 2003 are entitled to notice of and to vote at the meeting or at any adjournment thereof.

                                                     Morton L. Certilman
                                                     Secretary



Hewlett, New York
October 1, 2003




================================================================================

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY OUR BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THAT PURPOSE. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.
================================================================================

                                TABLE OF CONTENTS

                                                                            Page

Soliciting, Voting and Revocability of Proxy.............................      1
Executive Compensation...................................................      3
Security Ownership of Certain Beneficial Owners and Management...........      4
Certain Relationships and Related Transactions...........................      7
Proposal 1:  Election of Directors.......................................     11
Proposal 2:  Reverse Stock Split ........................................     14
Independent Public Accountants...........................................     19
Stockholder Proposals....................................................     20
Other Business...........................................................     22
Incorporation of Certain Information by Reference........................     22

                                DCAP GROUP, INC.
                                  1158 Broadway
                             Hewlett, New York 11557
                          ____________________________

                                 PROXY STATEMENT
                          _____________________________

                  SOLICITING, VOTING AND REVOCABILITY OF PROXY



     This proxy statement is being mailed to all stockholders of record at the close of business on September 23, 2003 in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting of Stockholders to be held on October 30, 2003 at 10:00 a.m., local time, or any adjournment thereof. The proxy and this proxy statement were mailed to stockholders on or about October 1, 2003.


     All shares represented by proxies duly executed and received will be voted on the matters presented at the meeting in accordance with the instructions specified in such proxies. Proxies so received without specified instructions will be voted as follows:

     (1) FOR the nominees named in the proxy to our Board of Directors; and

     (2) FOR the approval of a proposal to authorize our Board of Directors to effect a reverse stock split if determined necessary in its sole discretion.

     Our Board does not know of any other matters that may be brought before the meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees to the Board. In the event that any other matter should come before the meeting or any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

     The total number of common shares outstanding and entitled to vote as of September 23, 2003 was 12,353,402. The common shares are the only class of securities entitled to vote on matters presented to our stockholders, each share being entitled to one vote.

     Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (four) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees. A majority of the common shares outstanding and entitled to vote as of September 23, 2003, or 6,176,702 common shares, must be present at the meeting in person or by proxy in order to constitute a quorum for the transaction of business. Only stockholders of record as of the close of business on September 23, 2003 will be entitled to vote. With regard to the election of directors, votes may be cast in favor or withheld. The directors shall be elected by a plurality of the votes cast in favor. Accordingly, based upon there being four nominees, each person who receives one or more votes will be elected as a director. Votes withheld in connection with the election of one or more of the nominees for director will not be counted as votes cast for such individuals and may be voted for the other nominees.

     Stockholders may expressly abstain from voting on Proposal 2 by so indicating on the proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted as present in the tabulation of votes on Proposal 2. Broker non-votes are not counted for the purpose of determining whether Proposal 2 has been approved. Since Proposal 2 requires the approval of a majority of our outstanding common shares, abstentions and broker non-votes will have the effect of a negative vote.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with us written notice of revocation or a fully executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a stockholder who attends the meeting need not revoke a proxy given and vote in person unless the stockholder wishes to do so. Written revocations or amended proxies should be sent to us at 1158 Broadway, Hewlett, New York 11557, Attention: Corporate Secretary.

     The proxy is being solicited by our Board of Directors. We will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and other custodians, nominees and fiduciaries for forwarding proxy materials to beneficial owners of our shares. Solicitations will be made primarily by mail, but certain of our directors, officers or employees may solicit proxies in person or by telephone, telecopier or telegram without special compensation.

     A list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for ten days prior to the meeting, at our offices, 1158 Broadway, Hewlett, New York 11557, and also during the whole time of the meeting for inspection by any stockholder who is present. To contact us, stockholders should call (516) 374-7600.


                             EXECUTIVE COMPENSATION

     Summary Compensation Table

     The  following  table  sets  forth  certain   information   concerning  the
compensation  for the fiscal years ended  December  31, 2002,  2001 and 2000 for
Barry Goldstein, our Chief Executive Officer:


                                                                   Long-Term Compensation
                                                                   ----------------------
Name and                                  Annual Compensation             Awards                         All Other
Principal Position            Year        Salary          Bonus    Shares Underlying Options           Compensation
------------------            ----        ------          -----    -------------------------           ------------
Barry B. Goldstein           2002       $200,000        $70,000             1,000,000                      -
Chief Executive Officer      2001        200,000(1)        -                1,000,000                      -
                             2000           -              -                   -                           -
------------------



(1) Includes amounts earned as a consultant prior to his employment.

    Option Tables

              Option Grants in Fiscal Year Ended December 31, 2002
              ----------------------------------------------------

                            Number of Common      Percentage of Total Options
                            Shares Underlying        Granted to Employees in
          Name               Options Granted             Fiscal Year            Exercise Price    Expiration Date
          ----              -----------------            -----------            --------------    ---------------
Barry B. Goldstein             1,000,000                     83.3%                   $.30           May 15, 2007


                   Aggregated Option Exercises in Fiscal Year
            Ended December 31, 2002 and Fiscal Year-End Option Values
            ---------------------------------------------------------

                                                                 Number of Shares
                           Number of                          Underlying Unexercised         Value of Unexercised
                            Shares                                  Options at               In-the-Money Options
                           Acquired           Value             December 31, 2002            at December 31, 2002
         Name             on Exercise       Realized        Exercisable/Unexercisable     Exercisable/Unexercisable
         ----             -----------       --------        -------------------------     -------------------------
Barry B. Goldstein             -               N/A              1,400,000/600,000              $146,000/$84,000


          Long-Term Incentive Plan Awards

          No awards were made to Mr. Goldstein during the fiscal year ended December 31, 2002 under any long-term incentive plan.

          Compensation of Directors

     Our directors are not entitled to receive any compensation for their services as directors. However, we paid Mr. Certilman $50,000 in consideration of his services in obtaining a

$500,000 settlement in connection with the termination of our Puerto Rico hotel lease. In addition, effective January 1, 2003, Mr. Certilman is entitled to receive a fee of $50,000 per annum from us for consulting services. Further, effective May 17, 2002, we granted to each of Messrs. Certilman and Haft a five year option to purchase up to 125,000 of our common shares at an exercise price of $.30 per share.

          Employment Contracts, Termination of Employment and Change-in-Control Arrangements

          Mr. Goldstein is employed as our President, Chairman of the Board and Chief Executive Officer pursuant to an Employment Agreement that expires on April 1, 2005. He is currently entitled to receive a salary of $300,000 per annum plus such additional compensation as may be determined by the Board of Directors.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         Security Ownership

          The following table sets forth certain information as of August 31, 2003 regarding the beneficial ownership of our common shares by (i) each person who we believe to be the beneficial owner of more than 5% of our outstanding common shares, (ii) each present director, (iii) each person listed in the Summary Compensation Table under "Executive Compensation," and (iv) all of our present executive officers and directors as a group.

  Name and Address                    Number of Shares             Approximate
 of Beneficial Owner                 Beneficially Owned         Percent of Class
--------------------                 ------------------         ----------------

AIA Acquisition Corp.                 1,808,000(1)              12.8%
6787 Market Street
Upper Darby, Pennsylvania

Barry B. Goldstein                    1,699,000(2)(3)           12.2%
1158 Broadway
Hewlett, New York

Eagle Insurance Company               1,486,893(4)              12.0%
c/o The Robert Plan
  Corporation
999 Stewart Avenue
Bethpage, New York

Robert M. Wallach                     1,486,893(5)              12.0%
c/o The Robert Plan Corporation
999 Stewart Avenue
Bethpage, New York

Morton L. Certilman                   1,401,005(2)(6)           11.0%
The Financial Center at
  Mitchel Field
90 Merrick Avenue
East Meadow, New York

Jay M. Haft                           1,136,393(2)(7)            8.9%
1001 Brickell Bay Drive
Miami, Florida

Jack Seibald                          1,093,750(8)               8.8%
1336 Boxwood Drive West
Hewlett Harbor, New York

Abraham Weinzimer                       783,924(2)               6.3%
418 South Broadway
Hicksville, New York

Kevin Lang                              651,460(2)               5.3%
3789 Merrick Road
Seaford, New York

All executive officers
and directors as a group              5,723,291(2)(3)(6)        39.1%
(4 persons)                                    (7)(9)

-----------------------

(1) Based upon Schedule 13G filed under the Securities Exchange Act of 1934. Represents shares issuable upon the conversion of preferred shares that are currently convertible.

(2)  Based upon Schedule 13D filed under the Securities Exchange Act of 1934.

(3) Represents (i) 1,600,000 shares issuable upon the exercise of options that are currently exercisable, (ii) 42,500 shares held by Mr. Goldstein's children, and (iii) 56,500 shares held in a retirement trust for the benefit of Mr. Goldstein. Mr. Goldstein disclaims beneficial ownership of the shares held by his children and retirement trust. Excludes shares owned by AIA Acquisition Corp. of which Mr. Goldstein is President and members of his family are principal stockholders.

(4)  Eagle is a wholly-owned subsidiary of The Robert Plan Corporation.

(5) Represents shares owned by Eagle, of which Mr. Wallach, one of our directors, is a Vice President. Eagle is a wholly-owned subsidiary of The Robert Plan, of which Mr. Wallach is President, Chairman and Chief Executive Officer.

(6) Includes 350,000 shares issuable upon the exercise of currently exercisable options.

(7) Includes (i) 350,000 shares issuable upon the exercise of currently exercisable options and (ii) 15,380 shares held in a retirement trust for the benefit of Mr. Haft.

(8)  Based upon  Schedule 13G filed under the  Securities  Exchange Act of 1934.
     Represents (i) 500,000 shares held jointly by Mr. Seibald and his wife, Stephanie Seibald, (ii) 500,000 shares held by SDS Partners I, Ltd., a limited partnership that has granted to Mr. Seibald the power to vote and dispose of such shares, and (iii) 93,750 shares issuable upon the exercise of currently exercisable warrants.

(9) Includes shares owned by Eagle, of which Mr. Wallach is a Vice President. Mr. Wallach is also President, Chairman and Chief Executive Officer of The Robert Plan, Eagle's parent.

     Securities Authorized for Issuance Under Equity Compensation Plans

     The following table sets forth information as of December 31, 2002 with respect to compensation plans (including individual compensation arrangements) under which our common shares are authorized for issuance, aggregated as follows:

     o   All compensation plans previously approved by security holders; and
     o   All compensation plans not previously approved by security holders.


                      Equity Compensation Plan Information
                      ------------------------------------


                                                                  Weighted average          Number of securities remaining
                               Number of securities to be         exercise price of          available for future issuance
                                 issued upon exercise of        outstanding options,        under equity compensation plans
                                  outstanding options,           warrants and rights        (excluding securities reflected
                                   warrants and rights                   (b)                        in column (a))
                                           (a)                                                            (c)
                               ----------------------------    ------------------------    ----------------------------------

Equity compensation                     2,900,000                       $.65                            850,000
plans approved by
security holders

Equity compensation                        -0-                           -0-                              -0-
plans not approved by
security holders                        ---------                                                       -------

Total                                   2,900,000                       $.65                            850,000
                                        =========                       ====                            =======


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          March 2001 Transactions

          In March 2001, the following transactions occurred:

          o We entered into agreements with Kevin Lang, Abraham Weinzimer and Mr. Certilman, each a principal stockholder and then one of our executive officers, that provided for our sale to them of a total of eight of our DCAP stores. Pursuant to the agreements, which were closed in November 2001 following shareholder approval, Mr. Lang acquired three of the stores for a total purchase price of approximately $257,000, Mr. Weinzimer acquired three of the stores for a total purchase price of $285,000 and an entity owned by Mr. Certilman (we refer to the entity as "Mr. Certilman") acquired two of the stores for a total purchase price of approximately $225,000. The locations of the stores are as follows:

          o       Lang:             Amityville, New York
                                    Medford, New York
                                    Seaford, New York

          o       Weinzimer:        Hempstead, New York
                                    Hicksville, New York
                                    Jamaica, New York

          o       Certilman:        East Meadow, New York
                                    Flushing, New York

          At the time of execution of the agreements with Messrs. Lang and Weinzimer, each of them paid to us the total amount of his respective purchase price. At the time of execution of the agreement with Mr. Certilman, we received approximately $197,000 of the purchase price. The balance of $28,000 was paid at the closing of the acquisition through the assumption of our obligation to an unaffiliated third party in that amount. The obligation was incurred in May 2000 in connection with our acquisition of the third party's interest in one of the stores acquired by Mr. Certilman. Pending the closing of the sales, each of Messrs. Lang, Weinzimer and Certilman managed his respective stores and was entitled to receive a management fee equal to the net profits of the stores. Each of them was also responsible for all losses incurred during the interim period.

     o At the closing, we entered into franchise agreements with the entities acquired by Messrs. Lang, Weinzimer and Certilman. The franchise agreements are similar in most respects to our standard conversion franchise agreements.

          In general, none of the franchisees were allowed to terminate their respective franchise agreements prior to March 31, 2003. Pending the closing, Messrs. Lang, Weinzimer and Certilman were responsible for charges as if the franchise agreements had been executed. Counsel for Mr. Lang's entities notified us of their election to terminate their respective franchise agreements effective March 31, 2003. Mr. Weinzimer's entities have agreed to extend the March 31, 2003 date to March 31, 2005.

     o We reacquired a total of 3,714,616 of the shares owned by Messrs. Lang and Weinzimer in consideration of the cancellation of indebtedness owed to us by them in the aggregate amount of $928,654.

     o We agreed with Mr. Lang to terminate his employment agreement that was scheduled to expire in February 2004, and DCAP Management Corp., our wholly-owned subsidiary that operates our franchise business, entered into a new employment agreement with him which expired on September 30, 2001. Based upon Mr. Lang's agreement to forgo the compensation otherwise payable to him for the balance of the original employment term ($667,000, net of the amount payable to him pursuant to his new employment agreement), we granted to Mr. Lang a price concession of approximately $85,000 in connection with the purchase of his three stores. This price concession resulted in the purchase price of $257,000 for Mr. Lang.

     o We agreed with Mr. Weinzimer to terminate his employment agreement that was scheduled to expire in February 2004. Based upon Mr. Weinzimer's agreement to forgo the compensation otherwise payable to him for the balance of the employment term ($729,000), we granted to Mr. Weinzimer a price concession of approximately $85,000 in connection with the purchase of his three stores. This price concession resulted in the purchase price of $285,000 for Mr. Weinzimer.

     o We agreed with Mr. Certilman to terminate his employment agreement that was scheduled to expire in February 2004. Concurrently, based upon Mr. Certilman's agreement to forgo the compensation otherwise due him for the balance of the term of the employment agreement ($365,000), we agreed to cancel indebtedness of approximately $141,000 that Mr. Certilman owed to us.

     o We agreed with Mr. Haft to terminate his employment agreement that was scheduled to expire in February 2004.

     o Each of Messrs. Lang, Weinzimer, Certilman and Haft resigned as an officer of DCAP Group. Messrs. Lang and Weinzimer also resigned as our directors.

     The terms of the above sales agreements were the result of arm's length negotiations between us and each of Messrs. Lang, Weinzimer and Certilman that were based upon the terms of other recent sales of our stores to persons who are not affiliated with us, then current market conditions and the termination of the employment agreements with each of them, as discussed above. No independent appraisal or valuation was received in connection with the agreements. We did not utilize a special independent committee of our Board of Directors to perform an analysis of the fairness of the transactions or to negotiate the terms of the sales on our behalf.

     Sale of Brentwood Store

     Effective February 27, 2003, we sold our Brentwood, New York store to Mr. Weinzimer, one of our principal stockholders, at a purchase price of $115,437 (equal to approximately 70% of the store's commission income during 2002). Concurrently with the purchase, the entity acquired by Mr. Weinzimer entered into a franchise agreement with DCAP Management on terms substantially similar to those entered into by Mr. Weinzimer in March 2001 when he purchased three of our stores (as discussed above). The terms of the above sale were the result of arm's length negotiations between us and Mr. Weinzimer that were based upon the terms of other recent sales of our stores to persons who are not affiliated with us and then current market conditions. No independent appraisal or valuation was received in connection with the agreement.

     Acquisition of AIA Acquisition Corp.

     Effective May 1, 2003, we acquired substantially all of the assets of AIA Acquisition Corp., an insurance brokerage firm with six offices located in eastern Pennsylvania. The salient terms of the acquisition were as follows:

     o A base purchase price of $904,000, being equal to the approximate sum of (i) $737,647 (which represents 69% of AIA's includable commission income for the 12 months ended March 31, 2002 or the year ended December 31, 2002, whichever was less), and (ii) $165,870 (which represents AIA's collected accounts receivable and prepaid expenses). The purchase price was paid in our Series A preferred shares having a liquidation value equal to the base purchase price. The Series A preferred shares carry a 5% dividend, are convertible into our common shares at a conversion price of $.50 per share and are redeemable on April 30, 2007 (or sooner under certain circumstances).

     o Additional cash consideration based upon the EBITDA of the combined operations of AIA and our wholly-owned subsidiary, Barry Scott Companies Inc., during the five year period ending April 30, 2008. The additional consideration cannot exceed an aggregate of $335,000.

     Barry B. Goldstein, our Chief Executive Officer, is President of AIA Acquisition Corp. and members of his family are principal stockholders of AIA. The terms of the acquisition were the result of arm's length negotiations between AIA and us and were based upon the sales price of stores to persons who are not affiliated with us and current market conditions.

     2003 Subordinated Debt Financing

     Effective July 10, 2003, in order to fund our premium finance operations, we obtained $3,500,000 from a private placement of subordinated debt. The subordinated debt is repayable on January 10, 2006 and provides for interest at the rate of 12.625% per annum, payable semi-annually. We have the right to prepay the subordinated debt commencing on July 10, 2004. In consideration of the debt financing, we issued to the lenders warrants for the purchase of an aggregate of 525,000 of our common shares at an exercise price of $1.25 per share. The warrants expire on January 10, 2006. One of the private placement lenders was a retirement trust established for the benefit of Jack Seibald which loaned us $625,000 and was issued a warrant for the purchase of 93,750 of our common shares. Mr. Seibald is one of our principal stockholders.

     Relationship

     Certilman Balin Adler & Hyman, LLP, a law firm with which Mr. Certilman is affiliated, serves as our counsel. It is presently anticipated that such firm will continue to represent us and will receive fees for its services at rates and in amounts not greater than would be paid to unrelated law firms performing similar services. Certilman Balin has also served as counsel to Messrs. Lang and Weinzimer with respect to certain matters; however, it did not serve as counsel to Messrs. Lang and Weinzimer in connection with the acquisition of our DCAP insurance operations from them, to Messrs. Lang or Weinzimer in connection with the transactions with them discussed under "March 2001 Transactions" or to Mr. Weinzimer in connection with the transaction with him discussed under "Sale of Brentwood Store" above. In addition, Certilman Balin did not serve as counsel to either us or Mr. Certilman in connection with the transactions with him discussed under "March 2001 Transactions" above.

                        PROPOSAL 1: ELECTION OF DIRECTORS

     Four directors are to be elected at the meeting to serve until the next annual meeting of stockholders and until their respective successors shall have been elected and have qualified.

     Our Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors. This means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (four) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees.

     Nominees for Directors

     All four of the nominees are currently members of our Board. The following table sets forth each nominee's age as of September 23, 2003, the positions and offices presently held by him with us, and the year in which he became a director. The Board recommends a vote FOR all nominees. The person named as proxy intends to vote cumulatively all shares represented by proxies equally among all nominees for election as directors, unless proxies are marked to the contrary.



                                                                                         Director
   Name                 Age          Positions and Offices Held                            Since
   ----                 ---          --------------------------                          --------
Barry B. Goldstein      50     President, Chairman of the Board, Chief Executive          2001
                               Officer, Chief Financial Officer, Treasurer and Director

Morton L. Certilman     71     Secretary and Director                                     1989
Jay M. Haft             67     Director                                                   1989
Robert M. Wallach       50     Director                                                   1999


     Barry B. Goldstein

     Mr. Goldstein was elected our President, Chief Executive Officer, Chief Financial Officer, Chairman of the Board, and a director in March 2001 and our Treasurer in May 2001. Since April 1997, he has served as President of AIA Acquisition Corp., which operated insurance agencies in Pennsylvania and which sold substantially all of its assets to us in May 2003. Since 1982, he has served as President of Stone Equities, a consulting firm. Mr. Goldstein received his B.A. and M.B.A. from State University of New York at Buffalo, and has been a certified public accountant since 1979.

     Morton L. Certilman

     Mr. Certilman served as our Chairman of the Board from February 1999 until March 2001. From October 1989 to February 1999, he served as our President. He was elected our Secretary in May 2001 and has served as one of our directors since 1989. Mr. Certilman has been engaged in the practice of law since 1956 and is affiliated with the law firm of Certilman Balin Adler & Hyman, LLP. Mr. Certilman is Chairman of the Long Island Regional Planning Board, the Nassau County Coliseum Privatization Commission, and the Northrop/Grumman Master Planning Council. He served as a director of the Long Island Association and the New Long Island Partnership for a period of ten years and currently serves as a director of the Long Island Sports Commission. Mr. Certilman has lectured extensively before bar associations, builders' institutes, title companies, real estate institutes, banking and law school seminars, The Practicing Law Institute, The Institute of Real Estate Management and at annual conventions of such organizations as the National Association of Home Builders, the Community Associations Institute and the National Association of Corporate Real Estate Executives. He was a member of the faculty of the American Law Institute/American Bar Association, as well as the Institute on Condominium and Cluster Developments of the University of Miami Law Center. Mr. Certilman has written various articles in the condominium field, and is the author of the New York State Bar Association Condominium Cassette and the Condominium portion of the State Bar Association book on "Real Property Titles." Mr. Certilman received an LL.B. degree, cum laude, from Brooklyn Law School.

     Jay M. Haft

     Mr. Haft served as our Vice Chairman of the Board from February 1999 until March 2001. From October 1989 to February 1999, he served as our Chairman of the Board. He has served as one of our directors since 1989. Mr. Haft has been engaged in the practice of law since 1959 and since 1994 has served as counsel to Parker Duryee Rosoff & Haft (and since December 2001, its successor, Reed Smith). From 1989 to 1994, he was a senior corporate partner of that firm. Mr. Haft is a strategic and financial consultant for growth stage companies. He is active in international corporate finance and mergers and acquisitions. Mr. Haft also represents emerging growth companies. He has actively participated in strategic planning and fund raising for many high-tech companies, leading edge medical technology companies and technical product, service and marketing companies. He is a director of many public and private corporations, including Robotic Vision Systems, Inc., Encore Medical Corporation, DUSA Pharmaceuticals, Inc., and Oryx Technology Corp., all of whose securities are traded on the Nasdaq Stock Market. Mr. Haft is a past member of the Florida Commission for Government Accountability to the People, and a national trustee and Treasurer of the Miami Ballet. He is also a trustee of Florida International University and serves on the advisory board of the Wolfsonian Museum in Miami, Florida. Mr. Haft received B.A. and LL.B. degrees from Yale University.

     Robert M. Wallach

     Mr. Wallach has served since 1993 as President, Chairman and Chief Executive Officer of The Robert Plan Corporation, a servicer and underwriter of private passenger and commercial automobile insurance. He has served as one of our directors since 1999.

     There are no family relationships among any of our executive officers and directors.

     Each director will hold office until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal. Each executive officer will hold office until the initial meeting of the Board of Directors following the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier resignation or removal.

     Committees

     The Audit Committee of the Board of Directors is responsible for (i) recommending independent accountants to the Board, (ii) reviewing our financial statements with management and the independent accountants, (iii) making an appraisal of our audit effort and the effectiveness of our financial policies and practices and (iv) consulting with management and our independent accountants with regard to the adequacy of internal accounting controls. The members of the Audit Committee currently are Messrs. Certilman and Haft. The directors who serve on the Audit Committee are not "independent" directors based on the definition of independence in the listing standards of the National Association of Securities Dealers. To date, our Board of Directors has not adopted a written charter for the Audit Committee.

     We do not have any standing nominating or compensation committees of the Board of Directors or committees performing similar functions. These functions are currently performed by our Board as a whole.

     Report of the Audit Committee

     In overseeing the preparation of DCAP's financial statements as of December 31, 2002 and for the years ended December 31, 2002 and 2001, the Audit Committee met with management to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles, and the Committee discussed the statements with management. The Committee also discussed with Holtz Rubenstein LLP, DCAP's outside auditors, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Committee received the written disclosures and letter from Holtz Rubenstein LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Committee discussed the independence of Holtz Rubenstein LLP with that firm.

     On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in DCAP's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                         Members of the Audit Committee

                               Morton L. Certilman
                                   Jay M. Haft

     Meetings

     Our Board of Directors held five meetings during the fiscal year ended December 31, 2002. All of our directors attended all such meetings with the exception of Mr. Wallach, who did not attend any of the meetings. Our Audit Committee of the Board of Directors held three meetings during the fiscal year ended December 31, 2002.

     Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16 of the Securities Exchange Act of 1934, as amended, requires that reports of beneficial ownership of common shares and changes in such ownership be filed with the Securities and Exchange Commission by Section 16 "reporting persons," including directors, certain officers, holders of more than 10% of the outstanding common shares and certain trusts of which reporting persons are trustees. We are required to disclose in this proxy statement each reporting person whom we know to have failed to file any required reports under
Section 16 on a timely basis during the fiscal year ended December 31, 2002. To our knowledge, based solely on a review of written representations received by us, during the fiscal year ended December 31, 2002, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements applicable to them, except that Mr. Haft filed a Form 4 one day late (which form reported one transaction).

                         PROPOSAL 2: REVERSE STOCK SPLIT

     Introduction

     Our Board of Directors has approved and recommended a proposal to effect a reverse stock split of all outstanding common shares at an exchange ratio ranging from one-for-three to one-for-ten (the "Reverse Split"), with the exact ratio to be determined by our Board of Directors in its sole discretion.

     The proposal provides that our Board will have the sole discretion pursuant to Section 242(c) of the Delaware General Corporation Law to elect, at any time before the first anniversary of the date of the annual meeting of stockholders (the "One Year Anniversary") as it determines to be in the best interests of DCAP Group and our stockholders, whether or not to effect the Reverse Split, and, if so, the number of our common shares between and including three and ten which will be combined into one of our common shares. Our Board believes that granting it this discretion provides it with maximum flexibility to react to then current market conditions and, therefore, is in the best interests of DCAP Group and our stockholders.

     If our Board determines that effecting the Reverse Split is in the best interests of DCAP Group and our stockholders, the Reverse Split will become effective upon filing of an amendment to our Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The amendment filed thereby will set forth the number of shares to be combined into one of our common shares within the limits set forth in the proposal. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common shares immediately following the Reverse Split as such stockholder holds immediately prior to the Reverse Split.

     Reasons

     The purposes of the Reverse Split are as follows:

     o    to increase the marketability of our common shares; and
     o to meet the Nasdaq listing requirements with regard to minimum bid price.

     Marketability

     Our Board of Directors believes that the Reverse Split will facilitate future financings by us predicated upon its view that a low per share market price for our common shares may impair the acceptability of such securities by the financial community and the investing public. Theoretically, the number of shares outstanding and per share price should not, by themselves, affect the marketability of our common shares, the type of investor who acquires them, or our reputation in the financial community. However, in practice, this is not necessarily the case, as many investors look upon low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment in such securities. Our Board is aware of the reluctance of many leading brokerage firms to recommend low-priced stocks to their clients. Further, a variety of brokerage house policies and practices tend to discourage individual brokers within those firms from dealing in low-priced stocks. Institutional investors typically are restricted from investing in companies whose stocks trade at less than five dollars per share. Stockbrokers are also subject to restrictions on their ability to recommend stocks trading at less than five dollars per share because of the general presumption that such securities may be highly speculative. In addition, the structure of trading commissions tends to have an adverse impact upon holders of low-priced stocks because the brokerage commission on a sale of such securities generally represents a higher percentage of the sales price than the commission on a relatively higher-priced issue.



     The Reverse Split is intended, in part, to result in a price level for our common shares that will increase investor interest and eliminate the resistance of brokerage firms. On September 26, 2003, the closing bid price for our common shares, as reported by the OTC Bulletin Board, was $.94. No assurances can be given that the market price for our common shares will increase in the same proportion as the Reverse Split or, if increased, that such price will be maintained. In addition, no assurances can be given that the Reverse Split will increase the price of our common shares to a level in excess of the five dollar threshold discussed above.


     Nasdaq Requirements

     Our common shares currently trade on the OTC Bulletin Board. Such trading market is considered to be less efficient than that provided by The Nasdaq Stock
Market. Our Board of Directors is currently considering whether to seek to have our common shares listed on Nasdaq. In order for us to list our common shares on Nasdaq, we must fulfill certain Nasdaq listing requirements. Set forth below are the salient minimum quantitative listing requirements that we must meet, together with a comparison of how we currently stand with regard to the requirements.



             Category                   Nasdaq Requirement               DCAP Group Status
             --------                   ------------------               -----------------

Net income from continuing                   $750,000               $742,107 (six months ended June 30,
operationsin latest fiscal year or                                  2003)
2 of last 3 fiscal years


Publicly-held shares (1)                    1,000,000                8,930,111 (as of September 26, 2003)


Market value of publicly-held
shares (1)                                 $5,000,000               $8,394,304 (as of September 26, 2003)

Minimum bid price                               $4.00                     $.94 (as of September 26, 2003)

Shareholders (round lot holders)                  300                    1,928 (as of September 23, 2003)
_______________



(1) "Publicly-held shares" is defined as total shares outstanding less any shares held by officers, directors or beneficial owners of 10% or more.
(2) Round lot holders are holders of 100 shares or more.

     Nasdaq also requires that an applicant have at least three market makers and comply with certain corporate governance requirements, including having at least two Audit Committee members (a majority of whom must be independent). In addition, Nasdaq has proposed new rules that would require that a majority of our Board members be independent. Currently we do not satisfy either the Audit Committee independence requirement or the proposed Board independence requirement.

     No assurance can be given that, even if we satisfy the above listing requirements, we will apply to have our common shares listed on Nasdaq, or that, if we do so apply, that our application will be approved, or that, if our common shares are listed on Nasdaq, we will be able to satisfy the maintenance requirements for continued listing.

     Board Discretion to Implement or Abandon Reverse Split

     The Reverse Split will be effected, if at all, only upon a determination by our Board that the Reverse Split (with an exchange ratio determined by our Board as described above) is in the best interests of DCAP Group and our stockholders. Such determination shall be based upon certain factors, including, but not limited to, our ability to meet the Nasdaq listing requirements, existing and expected marketability and liquidity of our common shares and the expense of effecting the Reverse Split. Notwithstanding approval of the Reverse Split by our stockholders, our Board may, in its sole discretion, abandon the proposal and determine, prior to the effectiveness of any filing with the Secretary of State of the State of Delaware, not to effect the Reverse Split. If our Board fails to implement the Reverse Split on or prior to the One Year Anniversary, stockholder approval again would be required prior to implementing any reverse stock split.

     Reduction in Authorized Common Shares


     Stockholder approval of this proposal shall constitute authorization for us to reduce the number of our authorized common shares to a number which results in a ratio of authorized common shares to issued and outstanding common shares that most closely approximates the ratio of our authorized common shares to issued and outstanding common shares immediately prior to the Reverse Split. Accordingly, assuming that our Board determines to implement a one-for-five Reverse Split, our Board would have the authority to reduce our authorized common shares in the same proportion. This would result in our authorized common shares being reduced from 40,000,000 to 8,000,000. However, our Board will have the sole discretion to determine whether or not to implement such a reduction in authorized common shares in connection with the Reverse Split. Alternatively, our Board will have the sole discretion to implement a reduction in authorized common shares to a lesser degree such that, following the Reverse Split, the ratio of authorized common shares to issued and outstanding common shares would be higher than that in effect prior to the Reverse Split. Therefore, in the event that our Board determines to implement a Reverse Split but not to implement a proportionate reduction in authorized common shares, we would, in effect, have authority to issue a greater number of common shares than prior to the Reverse Split. There are no written or oral plans, arrangements or understandings with respect to the issuance of any such additional common shares.

     Effective Date

     If implemented by our Board, the Reverse Split would become effective upon filing of an amendment to our Restated Certificate of Incorporation with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, on the effective date, our outstanding common shares immediately prior thereto will be combined and converted, automatically and without any action on the part of the stockholders, into new common shares in accordance with exchange ratio determined by our Board within the limits described above.

     Fractional Shares

     No  fractional  common  shares  will be issued  as a result of the  Reverse
Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing price of our common shares on the day immediately preceding the effective date of the Reverse Split, as reported on the OTC Bulletin Board (or, if the closing price of our common shares is not then reported on the OTC Bulletin Board, then the fair market value of our common shares as determined by the Board) by (ii) the number of our common shares held by such stockholder that would otherwise have been exchanged for such fractional share interest.

     Other Effect

     If approved, the Reverse Split will result in some stockholders owning "odd-lots" of fewer than 100 common shares. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

     Exchange of Stock Certificates

     As soon as practicable after the effective date, stockholders will be notified that the Reverse Split has been effected. We will appoint an exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Split shares ("Old Shares") will be asked to surrender to the exchange agent certificates representing the Old Shares in exchange for certificates representing post-Reverse Split shares ("New Shares") in accordance with the procedures to be set forth in a letter of transmittal to be sent by us. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder's outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Stockholders should not submit any certificates until requested to do so.

     No Appraisal Rights

     Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Restated Certificate of Incorporation to effect the Reverse Split.

     Tax Consequences

     The proposed Reverse Split is being presented for approval based upon the expectation that, among other things, no gain or loss will be recognized by the holders of our common shares (except to the extent of cash, if any, received in lieu of fractional shares) or by DCAP Group. A holder who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the Old Shares allocated to the fractional share interest and the cash received.

     Each stockholder will have a basis in the New Shares equal to the basis of the Old Shares (except to the extent the basis is allocated to fractional shares). For purposes of determining whether gain or loss on a subsequent disposition is long-term or short-term, the holding period of the New Shares will include the period during which the corresponding Old Shares were held, provided such corresponding Old Shares were held as a capital asset on the date of filing of the amendment to our Restated Certificate of Incorporation.

     No ruling has been requested from the Internal Revenue Service with respect to the foregoing tax matters. Stockholders should consult their own tax advisors as to the effect of the Reverse Split under applicable tax laws.

     Recommendation and Vote

     The affirmative vote of the holders of a majority of all of our outstanding common shares is required for approval of this proposal. The Board recommends a vote FOR the approval of the proposal to authorize the Board to effect the Reverse Split.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Holtz Rubenstein & Co., LLP has served as our auditors since 1990 and was selected as our independent public accountants with respect to the fiscal year ended December 31, 2002. We have not yet selected our auditors for the current fiscal year. Our Audit Committee will review Holtz Rubenstein's proposal with respect to the audit prior to making a determination regarding the engagement.

     It is not expected that a representative of Holtz Rubenstein will attend the meeting.

     Audit Fees

     The aggregate fees billed by Holtz Rubenstein for professional services rendered for the audit of our annual financial statements for the 2002 fiscal year and the review of the financial statements included in our Forms 10-QSB for that fiscal year were approximately $48,700.

     Financial Information Systems Design and Implementation Fees

     During fiscal 2002, Holtz Rubenstein did not render to us any of the professional services with regard to financial information systems design and implementation described in paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X.

     All Other Fees

     The aggregate fees billed for services rendered by Holtz Rubenstein for fiscal 2002, other than the services described above under "Audit Fees," were approximately $19,750.

     The Audit Committee has determined that the provision of the services covered in "All Other Fees" is compatible with maintaining Holtz Rubenstein's independence.

                              STOCKHOLDER PROPOSALS



     Stockholder proposals intended to be presented at our next annual meeting of stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Exchange Act, must be received at our offices in Hewlett, New York by June 3, 2004 for inclusion in our proxy statement and form of proxy relating to such meeting. We, however, intend to hold our next annual meeting earlier in 2004 than in 2003. Accordingly, we suggest that stockholder proposals intended to be presented at the next annual meeting be submitted well in advance of April 15, 2004, the earliest date upon which we anticipate the proxy statement and form of proxy relating to such meeting will be released to stockholders.


     The following requirements with respect to stockholder proposals and stockholder nominees to our Board of Directors are included in our By-Laws.

     Stockholder Proposals

     In order for a stockholder to make a proposal at an annual meeting of stockholders, under our By-Laws, timely notice must be received by us in advance of the meeting. To be timely, the proposal must be received by our Secretary at our principal executive offices (as provided below) on a date which is not less than 60 days nor more than 90 days prior to the date which is one year from the date of the mailing of the proxy statement for the prior year's annual meeting of stockholders. If during the prior year we did not hold an annual meeting, or if the date of the meeting for which a stockholder intends to submit a proposal has changed more than 30 days from the date of the meeting in the prior year, then the notice must be received a reasonable time before we mail the proxy statement for the current year. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before the annual meeting certain information regarding the proposal, including the following:

     o a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at such meeting;

     o    the name and address of the stockholder proposing such business;

     o the class and number of our shares which are beneficially owned by such stockholder; and

     o    any material interest of such stockholder in such business.

     Stockholder Nominees

     In order for a stockholder to nominate a candidate for director, under our By-Laws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, the notice must be received at our principal executive offices (as provided below) not less than 60 days nor more than 90 days prior to the meeting; however, if less than 70 days' notice of the date of the meeting is given to stockholders and public disclosure of the meeting date, pursuant to a press release, is either not made at all or is made less than 70 days prior to the meeting date, notice by a stockholder to be timely made must be so received no later than the close of business on the tenth day following the earlier of the following:

     o the day on which the notice of the date of the meeting was mailed to stockholders, or

     o    the day on which such public disclosure of the meeting date was made.

     The stockholder sending the notice of nomination must describe various matters, including such information as:

     o the name, age, business and residence addresses, occupation or employment and shares held by the nominee;

     o any other information relating to such nominee required to be disclosed in a proxy statement; and

     o    the name, address and number of shares held by the stockholder.

     These requirements are separate from and in addition to the requirements a stockholder must meet to have a proposal included in our proxy statement.

     Any notice given pursuant to the foregoing requirements must be sent to our Secretary at 1158 Broadway, Hewlett, New York 11557. The foregoing is only a summary of the provisions of our By-Laws that relate to stockholder proposals and stockholder nominations for director. Any stockholder desiring a copy of our By-Laws will be furnished one without charge upon receipt of a written request therefor.

                                 OTHER BUSINESS

     While the accompanying Notice of Annual Meeting of Stockholders provides for the transaction of such other business as may properly come before the meeting, we have no knowledge of any matters to be presented at the meeting other than those listed as Proposals 1 and 2 in the notice. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This proxy statement is accompanied by a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2002 (the "2002 Form 10-KSB") and our Quarterly Report on Form 10-QSB for the period ended June 30, 2003 (the "June 30, 2003 Form 10-QSB").

     The following information from our 2002 Form 10-KSB (File No. 0-1665), as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

     o "Management's Discussion and Analysis or Plan of Operation," included in Item 6 thereof;

     o our consolidated financial statements as of December 31, 2002 and for the years ended December 31, 2001 and 2002, included in Item 7 thereof; and

     o "Changes in and Disagreements with Accountants," included in Item 8 thereof.

     The following information from our June 30, 2003 Form 10-QSB (File No. 0-1665), as filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, is hereby incorporated by reference into this proxy statement:

     o Our consolidated financial statements as of June 30, 2003 and for the six months ended June 30, 2003 and 2002, included in Part I, Item 1 thereof; and

     o "Management's Discussion and Analysis or Plan of Operation," included in Part I, Item 2 thereof.

     Any statement contained in a document incorporated herein by reference shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.

                                                      Barry B. Goldstein
                                                      Chief Executive Officer


Hewlett, New York
October 1, 2003

                                DCAP GROUP, INC.

           This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Barry B. Goldstein as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated on the reverse side, all the common shares of DCAP Group, Inc. (the "Company") held of record by the undersigned at the close of business on September 23, 2003 at the Annual Meeting of Stockholders to be held on October 30, 2003 or any adjournment thereof.

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF


                                DCAP GROUP, INC.

                                October 30, 2003


                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------


PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X
                                             ---

1.      Election of Directors:

---- FOR ALL NOMINEES

---- WITHHOLD AUTHORITY FOR ALL NOMINEES

---- FOR ALL EXCEPT
     (See instructions below)
          NOMINEES:

         --    Barry B. Goldstein    ________________
         --    Morton L. Certilman   ________________
         --    Jay M. Haft           ________________
         --    Robert M. Wallach     ________________

     The Company's Restated Certificate of Incorporation provides for cumulative voting of shares for the election of directors, which means that each stockholder has the right to cumulate his votes and give to one or more nominees as many votes as equals the number of directors to be elected (four) multiplied by the number of shares he is entitled to vote. A stockholder may therefore cast his votes for one nominee or distribute them among two or more of the nominees. A vote FOR includes discretionary authority to cumulate votes among nominees. To cumulate specifically votes for any nominee, set forth the number of votes after each nominee.



Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: X
                        ---



2. Proposal to authorize the Board of Directors of the Company to effect a reverse split if determined necessary in its sole discretion.

         FOR ________                   AGAINST ____              ABSTAIN ____

3. In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the named nominees as directors and FOR Proposal 2.







To change the address on your account, please check the box at right and indicate your new address in the space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ____




Signature of Stockholder ________________________ Date:_________________


Signature of Stockholder ________________________ Date:_________________



Note: Please sign exactly as name appears above. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.